THE COMMUNITY
                                                                REINVESTMENT ACT
                                                       QUALIFIED INVESTMENT FUND
                                                                    (THE "FUND")

The Fund's investment objective is to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the Community Reinvestment Act of 1977.


                           PROSPECTUS OCTOBER 1, 2005


The Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS
                                                                            Page

RISK/RETURN SUMMARY...........................................................1

Investment Objective..........................................................1

Principal Investment Strategy.................................................1

Principal Risks...............................................................1

Performance Information.......................................................2

Fees and Expenses.............................................................4

INVESTMENT OBJECTIVE AND POLICIES.............................................5

Investment Objective..........................................................5

Principal Investment Strategy.................................................5

Community Reinvestment Act of 1977............................................6

Investment Policies...........................................................8

Disclosure of Portfolio Holdings..............................................9

FUND INVESTMENTS..............................................................9

RISK FACTORS.................................................................11

FEDERAL TAXES................................................................12

PRICING OF FUND SHARES.......................................................13

PURCHASING SHARES............................................................13

 Purchase Inquiries..........................................................13

 Purchases by Wire Transfer..................................................13

 Purchases by Check..........................................................14

 Purchases of Shares Through a Shareholder Servicing Agent...................15

Exchange of Securities.......................................................15

 Customer Identification Program.............................................16

REDEEMING SHARES.............................................................16

Policy to Deter Market Timing................................................17

DIVIDENDS AND DISTRIBUTIONS..................................................17

INVESTMENT ADVISOR...........................................................17

DISTRIBUTION PLAN............................................................18

FINANCIAL HIGHLIGHTS.........................................................19

SERVICE PROVIDERS............................................................21

WHERE TO FIND MORE INFORMATION.......................................BACK COVER
ANNUAL AND SEMI-ANNUAL REPORTS.......................................BACK COVER
STATEMENT OF ADDITIONAL INFORMATION..................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The Fund's investment objective is to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the "CRA").

Principal Investment Strategy

      The Fund's principal investment strategy is to invest in debt securities that will cause shares of the Fund to be deemed to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them.

Principal Risks

      The Fund's investment adviser, CRAFund Advisors, Inc. (the "Advisor"), believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them. The Fund's goal of holding securities that will allow shares of the Fund to be deemed qualified under the CRA will cause the Advisor to take this factor into account in determining which securities the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund's investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified. In addition, the Fund may sell securities for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been designated to specific shareholders for CRA-qualifying purposes are ultimately determined not to be, or to have ceased to be, CRA-qualifying. See "INVESTMENT OBJECTIVE AND POLICIES - Community Reinvestment Act of 1977."

      Generally, the prices of fixed-income debt securities tend to move in the opposite direction of interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise.

      The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or private entities.

      Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. When this occurs, the Fund may lose a portion of its principal investment to the extent the Fund paid any premium for a security. In addition, the Fund's yield may be affected by reinvestment of prepayments at lower rates than the original investment.

      The Fund is a non-diversified investment company. Compared to a diversified investment company, the Fund may invest a greater percentage of its assets in the securities of a particular issuer. A change in value of such securities will affect the value of the Fund's portfolio more than it would affect a diversified investment company.

      The Fund may sell securities that it has held for less than one year. When it does so, the Fund may realize short-term capital gains, which are taxed at higher rates than long-term capital gains.

      All mutual funds are affected by changes in the economy and swings in investment markets. You could lose money if the Fund's investments fall in value.

Performance Information

The following bar chart and table below provide an indication of the risks of investing in the Fund by showing: a) changes in the performance of the Fund's shares from year to year; and b) how the average annual returns for the Fund's shares compare to those of broad-based securities market indices.

The bar chart and performance table assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

The bar chart shows changes in the performance of the Fund's shares from year to year.

                   Year-by-year total return as of December 31

                                    Bar Chart
   2000            2001             2002               2003              2004
  10.67%           6.15%           10.60%             2.66%             3.86%

--------------------------------------------------------------------------------
         Best Quarter:              Q3           09/2002                 5.80%
         Worst Quarter:             Q2           06/2004                (2.00)%
--------------------------------------------------------------------------------

Year to date total return for the six months ended June 30, 2005 was 2.63%.

The table shows the Fund's average annual total returns for the periods ended December 31, 2004 as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return as of 12/31/04

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Since Inception
                                                                    One Year           Five Years         (August 30, 1999)
-------------------------------------------------------------------------------------------------------------------------------
The Community Reinvestment Act Qualified Investment Fund -            3.86%              6.74%                  6.27%
Before Taxes
-------------------------------------------------------------------------------------------------------------------------------
Returns After Taxes on Distributions                                  2.60%              4.98%                  4.54%
-------------------------------------------------------------------------------------------------------------------------------
Returns After Taxes on Distributions and Sale of Fund Shares          2.50%              4.76%                  4.37%
-------------------------------------------------------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index                              4.34%              7.71%                  7.41%
(reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------------------------
The Merrill Lynch U.S. Domestic Master Index                          4.34%              7.74%                  7.43%
(reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------------------------

      The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Merrill Lynch U.S. Domestic Master Index is comprised of outstanding debt of the U.S. Treasury Note and Bond, U.S. Agency, Mortgage Pass-through and U.S. Investment Grade Corporate Bond markets. The Lehman Brothers Aggregate Bond Index has replaced the Merrill Lynch U.S. Domestic Master Index as the Fund's performance benchmark. The Advisor believes that the Lehman Brothers Aggregate Bond Index is a more widely recognized benchmark and is more representative of the securities held by the Fund.

Fees and Expenses

      This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

      Shareholder Fees (fees paid directly from your investment)

         Maximum Sales Charge (Load) Imposed on Purchases                NONE
         Maximum Deferred Sales Charge (Load)                            NONE
         Maximum Sales Charge (Load) Imposed on Reinvested Dividends     NONE
         Redemption Fee (as a percentage of amount redeemed)             NONE
         Exchange Fee                                                    NONE

      Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

         Management Fees                                                0.50%
         Distribution (12b-1) Fees(1)                                   0.25%
         Other Expenses                                                 0.21%
         Total Annual Fund Operating Expenses                           0.96%
         Fee Waivers and Expense Reimbursements                         0.00%
         Net Annual Fund Operating Expenses(2)                          0.96%

(1) If you hold your shares for a substantial period of time, distribution fees may total more than the economic equivalent of the maximum front-end sales charge currently allowed by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) The Advisor has contractually agreed to waive fees and reimburse expenses until May 31, 2006 so that Net Annual Fund Operating Expenses will be no more than 1.00% of the Fund's average daily net assets. The Advisor may not recoup waived fees and reimbursed expenses.

      Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

            1 Year               3 Years           5 Years          10 Years
            ------               -------           -------          --------

             $98                  $306              $531             $1,178

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

      The Fund's investment objective is to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the CRA. The Fund's Board of Trustees may change the investment objective without shareholder approval.

Principal Investment Strategy

      The Fund's principal investment strategy is to invest in debt securities that will cause shares of the Fund to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them. The Advisor believes that securities held by the Fund will provide returns that are competitive with those of similar securities that are not CRA-qualified.

Community Reinvestment Act of 1977

      The CRA requires the four federal bank supervisory agencies, the Federal Reserve Board ("FRB"), the Office of the Comptroller of the Currency ("OCC"), the Federal Deposit Insurance Corporation ("FDIC"), and the Office of Thrift Supervision ("OTS") to encourage most FDIC-insured financial institutions to help meet the credit needs of their local communities, including low- and moderate-income ("LMI") neighborhoods. Each agency has promulgated rules for evaluating and rating an institution's CRA performance which, as the following summary indicates, vary according to an institution's asset size.(1)

Retail Institutions Primarily Supervised by the FRB, OCC, or FDIC

      o Large Banks -- Institutions with assets of $1 billion or more receive an overall CRA rating based on their performance on three tests: lending, investment, and service. The investment and service tests each comprise 25 percent of a Large Bank's overall CRA rating.

      o Intermediate Small Banks -- Institutions with assets of at least $250 million and less than $1 billion receive an overall CRA grade based on their performance on two tests: lending and community development. The community development test considers an intermediate small bank's qualified investment, community development loan, and community development service activities.

      o Small Banks -- Institutions with assets of less than $250 million are subject only to a lending test but can use qualified investments to enhance their overall rating.

The above dollar figures, effective September 1, 2005, are annually adjusted based on the Consumer Price Index for Urban Wage Earners and Clerical Workers.

Retail Institutions Primarily Supervised by the OTS

      o Large Savings Associations -- Institutions with assets of $1 billion or more receive an overall CRA rating based on their performance on three tests: lending, investment, and service. The investment and service tests each comprise 25 percent of a Large Savings Association's overall CRA rating. Alternatively, a Large Savings Association may elect alternative weights for the lending, investment, and service tests, so long as the lending test receives a weight of no less than 50 percent.

      o Small Savings Associations -- Institutions with assets of less than $1 billion are subject only to a lending test but can use qualified investments to enhance their overall rating.

------------------
(1) An institution's CRA performance can also be adversely affected by evidence of discriminatory credit practices regardless of its asset size.

Wholesale or Limited Purpose Institutions--All Supervisory Agencies

      Institutions that are designated by their primary regulator as limited purpose or wholesale for CRA purposes can elect to be evaluated partially or totally on their qualified investment performance.

CRA Qualified Investments

      In most cases, qualified investments are required to be responsive to the community development needs of a financial institution's delineated CRA assessment area or a broader statewide or regional area that includes the institution's assessment area. For an institution to receive CRA credit with respect to the Fund's shares, the Fund must hold CRA-qualifying investments that relate to the institution's assessment area. Institutions that have been designated by their regulators as "wholesale" or "limited purpose" under the CRA may receive credit for qualified investments wholly outside of their assessment area, provided they have otherwise adequately addressed their assessment area needs. Although each shareholder of the Fund will indirectly own an undivided interest in all the Fund's investments, the Fund will designate specific securities to specific shareholders for CRA-qualifying purposes.

      Investments are not typically designated as CRA-qualifying at the time of issuance by any governmental agency. Accordingly, the Advisor must evaluate whether each potential investment may be CRA-qualifying with respect to a specific shareholder. The final determinations that securities are CRA-qualifying are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Advisor's evaluation of securities as CRA-qualifying. If the Advisor learns that a security acquired for CRA purposes is not likely to be deemed CRA-qualifying, for example due to a change in circumstances pertaining to the security, ordinarily the Fund would sell that security and attempt to acquire a replacement security that the Advisor deems CRA-qualifying.

      In determining whether a particular investment is qualified, the Advisor will assess whether the investment has as its primary purpose community development. The Advisor will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration's Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize LMI areas. For institutions whose primary regulator is the FRB, OCC, or FDIC, the Advisor will also consider whether an investment revitalizes or stabilizes a designated disaster area or an area designated by those agencies as a distressed or underserved nonmetropolitan middle-income area.

      An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local, or tribal governments. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Advisor maintains documentation, readily available to a financial institution or an examiner, supporting its determination that a security is a qualifying investment for CRA purposes.

      There may be a time lag between sale of the Fund's shares and the Fund's acquisition of a significant volume of investments in a particular geographic area. The length of time will depend upon the depth of the market for CRA-qualified investments in the relevant areas. In some cases, the Advisor expects that CRA-qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA-qualified investments in a particular area. The Advisor believes that investments in the Fund during these time periods will be considered CRA-qualified, provided the purpose of the Fund includes serving the investing institution's assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA-qualifying purposes, in which case the Advisor will normally attempt to acquire a replacement security that would be CRA-qualifying.

Investment Policies

      Under normal circumstances, the Fund will invest primarily in securities which have a rating in the highest category assigned by a nationally recognized statistical rating organization ("Rating Agency"), for example, AAA by Standard & Poor's Ratings Group and/or Aaa by Moody's Investors Services, Inc., or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

      The Fund may also invest up to 25% of its net assets in investment grade securities that are rated in the second or third highest rating categories assigned by a Rating Agency, or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

      Under normal circumstances, the Fund will invest at least 90% of its net assets in CRA-qualifying securities. The Fund will provide shareholders at least 60 days' notice prior to a change in this policy. Such securities would include single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Government National Mortgage Association ("Ginnie Mae").

      The Fund may invest a significant amount of its assets in taxable municipal bonds whose primary purpose is community development. The Fund may also invest in tax-exempt municipal securities.

      The Fund may invest in certificates of deposit that are insured by the FDIC and are issued by financial institutions that are (1) certified as Community Development Financial Institutions or (2) minority- or women-owned and primarily lend or facilitate lending in LMI areas or to LMI individuals to promote community development. The Fund may also invest in certain securities issued by the Small Business Administration.

      The Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements. This strategy could prevent the Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

Disclosure of Portfolio Holdings

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

                                FUND INVESTMENTS

      Ginnie Mae securities and U.S. Treasury bills, notes and bonds are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government.

      Fannie Mae and Freddie Mac securities are issued by U.S.
Government-sponsored enterprises. These securities are neither issued nor guaranteed by the United States Treasury and therefore, are not backed by the full faith and credit of the U.S. Government.

      Taxable municipal bonds are rated as to their creditworthiness by various Rating Agencies. The Fund will invest only in these securities if they conform to the credit qualifications described above under "INVESTMENT OBJECTIVE AND POLICIES - Investment Policies."

      The Fund may invest in mortgage-backed securities ("MBSs"), such as those issued by Ginnie Mae, Freddie Mac and Fannie Mae, which generally pay monthly payments consisting of both interest and principal. The value of MBSs are based on the underlying pools of mortgages that serve as the asset base for the securities. The value of MBSs will be significantly influenced by changes in interest rates because mortgage-backed pool valuations fluctuate with interest rate changes. Specifically, when interest rates decline, many borrowers refinance existing loans, resulting in principal prepayments which leads to early payment of the securities. Prepayment of an investment in MBSs can result in a loss to the Fund to the extent of any premium paid for MBSs. In addition, a decline in interest rates that leads to prepayment of MBSs may result in a reinvestment requirement at a time when the interest rate environment presents less attractive investment alternatives.

      The Fund may also invest in Federal Housing Administration ("FHA") project loans which are mortgage loans insured by the FHA and supported by the full faith and credit of the U.S. Government.

      Certificates of deposit ("CDs") are promissory notes issued by banks and other financial institutions for fixed periods of time at fixed rates of interest. The Fund may invest in CDs issued by Community Development Financial Institutions or other eligible depositories. Early withdrawal of CDs may result in penalties being assessed against the holder of the CD.

      The Fund may invest in repurchase agreements with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of said securities. In a repurchase agreement, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the Fund's investment. If an institution with whom the Fund has entered into a repurchase agreement enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into repurchase agreements only with institutions and dealers the Advisor considers creditworthy under guidelines approved by the Fund's Board of Trustees.

      The Fund may also engage in reverse repurchase transactions in which the Fund sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by the Fund.

      The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions. A risk of investing in this manner is that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place.

      Securities purchased by the Fund may include variable rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. In the case of variable rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer and the liquidity agent of a variable rate obligation defaulted on the payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

      The Fund also may invest in securities issued by other investment companies.

      For further information concerning the Fund's investment policies and restrictions, see "Investment Policies and Restrictions" in the Fund's Statement of Additional Information.

                                  RISK FACTORS

      The following information supplements the information set forth in "RISK/RETURN SUMMARY - Principal Risks" and "FUND INVESTMENTS" above.

      Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

      Your investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. There also can be no assurance that either the Fund's investments or shares of the Fund will receive investment test credit under the CRA.

      Changes in laws, regulations or the interpretation of laws and regulations could pose risks to the successful realization of the Fund's investment objectives. It is not known what changes, if any, will be made to the CRA over the life of the Fund. CRA regulations play an important part in influencing the readiness and capacities of financial institutions to originate CRA-qualifying securities. Changes in the CRA might impact upon Fund operations and might pose a risk to the successful realization of the Fund's investment objectives. In addition, any premiums paid for securities that comply with the CRA may result in reduced yields or returns to the Fund.

      Many investments purchased by the Fund will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue's credit quality and appropriate pricing level. There can be no assurance that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund's ownership of that investment.

                                  FEDERAL TAXES

      The Fund intends to qualify each year as a regulated investment company under applicable federal tax provisions. In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund generally will not have to pay any federal tax.

      Generally, all ordinary and capital gains distributions to you will be taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Early each calendar year, you will be notified as to the amount and federal tax status of all distributions paid to you from the prior year. Such distributions may also be subject to state or local taxes.

      The Fund's investment strategies will generally cause its distributions to consist primarily of ordinary income. You will generally not be eligible for any dividends received deduction with respect to Fund distributions. In addition, you should note that the Fund does not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends.

      You should note that if you purchase Fund shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      You may recognize gain or loss on redemptions of Fund shares based on the difference between your redemption proceeds and your basis in the shares. Certain restrictions on loss recognition may apply, however, such as the "wash sale" limitation, which disallows a loss on a sale of stock or securities if substantially identical stock or securities are purchased within a period of 61 days beginning 30 days before and ending 30 days after the sale.

      Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

      The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                             PRICING OF FUND SHARES

      The price of the Fund's shares is based on the Fund's net asset value
(NAV). The NAV per share is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day when both the New York Stock Exchange and the Fund's custodian are open for business (a "Business Day"). You can buy and sell shares of the Fund on any Business Day. The Fund will not price its shares on national holidays or other days when the New York Stock Exchange is closed for trading. NAV per share is calculated by dividing the total value of the Fund's assets after subtracting liabilities by the number of shares outstanding. The Fund's portfolio securities are valued at market value based on independent third party pricing. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund's Board of Trustees.

                                PURCHASING SHARES

      If your order to buy shares of the Fund is received and accepted by the Fund's transfer agent, Citco Mutual Fund Services, Inc., by 4:00 p.m. (Eastern time) on a Business Day, the price you pay will be the NAV per share next determined if the Fund's transfer agent receives the purchase price in immediately available funds by 4:00 p.m. (Eastern time) that day. If your order to buy shares of the Fund is received and accepted by the Fund's transfer agent after 4:00 p.m. (Eastern time) on a Business Day or on a non-Business Day, the price you pay will be the NAV per share next determined if the Fund's transfer agent receives the purchase price in immediately available funds by 4:00 p.m. (Eastern time) on the next Business Day. See "Purchases by Wire Transfer" and "Purchases by Check" below.

      The minimum initial investment is $500,000. The Fund reserves the right in its discretion to vary or waive the minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases. Shares are sold without any front-end sales charge, which means that the full amount of your purchase price will be invested in Fund shares. The Fund imposes no deferred sales charges.

      The Advisor may pay additional compensation from time to time, out of its assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Fund.

      Purchase Inquiries. If you are considering investing in the Fund, contact the Advisor, toll-free at 1-877-272-1977. The Advisor will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened by wire transfer, by check purchase or through an exchange of securities. These options also are available to existing shareholders and are discussed further below.

      Purchases by Wire Transfer. You may purchase shares by making a wire transfer of federal funds to Citco Mutual Fund Distributors, Inc., the Fund's distributor. You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

         Wachovia Bank, N.A.
         Philadelphia, Pennsylvania
         ABA # 031201467
         For Account of The Community Reinvestment Act Qualified Investment Fund Acct. # 2000021333877
         For further credit (Your Name)
         Acct. # (Your Acct. No.)

      Before making an initial investment by wire transfer, you must forward a completed new account application with your taxpayer identification number, signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority to the Fund (1) by fax to Citco Mutual Fund Distributors, Inc. at 610-296-8516 or (2) by mail to The Community Reinvestment Act Qualified Investment Fund, c/o Citco Mutual Fund Services, Inc., P.O. Box C-1100, Southeastern, PA 19398-1100. You will be furnished with an account number to be included with the above wire instructions. The Fund will not be responsible for the consequence of delays in the wire transfer system. See "Purchase Inquiries" above. To add to an existing account, call the Advisor at 1-877-272-1977 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

      Purchases by Check. To purchase shares by mail, complete an account application, including the name in which the account is registered and the account number. Mail the completed application and a check payable to The Community Reinvestment Act Qualified Investment Fund to:

      The Community Reinvestment Act Qualified Investment Fund
      c/o Citco Mutual Fund Services, Inc.
      P.O. Box C-1100
      Southeastern, PA 19398-1100

      Initial share purchases must be accompanied by a completed new account application with signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority. See "Purchase Inquiries" above. Checks are accepted subject to collection. If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days.

      You will receive a statement showing the number of shares purchased, the NAV at which your shares were purchased, and the new balance of Fund shares owned each time you purchase shares of the Fund. The Fund does not issue share certificates. All full and fractional shares will be carried on the books of the Fund.

      All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders.

      Purchases of Shares Through a Shareholder Servicing Agent. Shares of the Fund may be available through certain financial institutions (each such institution is a "Shareholder Servicing Agent"). Certain features of the Fund's shares, such as the initial investment minimum, may be modified or waived by a Shareholder Servicing Agent. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent.

      A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients and customers. A Shareholder Servicing Agent or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment and the order received by the Fund no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order, provided payment and the order are received by the Fund on the following Business Day. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

      For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

      Exchange of Securities. The Fund may issue its shares in exchange for securities owned by an investor. The Fund will issue its shares only in exchange for securities that the Advisor believes are CRA-qualified. To determine the number of Fund shares that will be issued in the exchange, the investor's securities will be valued at the mean between their bid and asked quotations, which differs from the method used for valuing the Fund's portfolio securities. See "PRICING OF FUND SHARES" above. This method of valuing exchanged securities benefits both existing shareholders and the investor exchanging the securities ("Purchaser"). The Purchaser will receive a greater number of Fund shares by exchanging securities at the mean between the bid price and asked price than it would if it liquidated the securities at the lower bid price and then purchased Fund shares with the cash proceeds. This benefit may provide the Purchaser with an incentive to go through the additional procedures associated with an exchange. On the other hand, if the Fund purchased the same type of securities with cash, it would pay the higher asked price. In either case, the Fund must value the securities for purposes of determining the NAV per share in accordance with its valuation policies. See "PRICING OF FUND SHARES" above. Thus, the Purchaser benefits by receiving a greater number of Fund shares while the existing shareholders benefit from the Fund's acquisition of securities at a lower price than it would otherwise pay. In addition, both the Purchaser and the Fund avoid incurring any brokerage transaction costs.

      To discuss arrangements for purchasing Fund shares in exchange for your securities, contact the Advisor toll-free at 1-877-272-1977.

      Customer Identification Program. Federal regulations may require the Fund to obtain your name, principal place of business, employer identification number
(EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to (i) place limits on transactions in your account until your identity is verified; (ii) refuse an investment in the Fund, or (iii) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified.

                                REDEEMING SHARES

      You may redeem your shares in the Fund at any time and for any reason. Redemption requests received in good order by the transfer agent on a Business Day by 4:00 p.m. Eastern time will be executed on the same day at that day's closing NAV. Redemption requests received in good order by the transfer agent on a non-Business Day or after 4:00 p.m. Eastern time on a Business Day will be executed the next Business Day, at that day's closing NAV.

      Redemption requests must be in writing and sent to The Community Reinvestment Act Qualified Investment Fund, c/o Citco Mutual Fund Services, Inc., P.O. Box C-1100, Southeastern, PA 19398-1100. To be in proper form, your redemption request must:

      o Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed; and

      o Be signed by the authorized representative(s) exactly as their names appear on the account.

      The Fund will not process a redemption request unless it has received a completed new account application and other documentation described in "PURCHASING SHARES - Purchases by Wire Transfer" and "PURCHASING SHARES - Purchases by Check" above. Further documentation may be requested to evidence the authority of the person or entity making the redemption request.

      When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption.

      Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. The Fund will normally pay redemption proceeds in cash but reserves the right to deliver securities owned by the Fund instead of cash. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission ("SEC"), or when the major exchanges are closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund may redeem all shares held by a shareholder whose account value is less than the minimum initial investment as a result of redemptions.

Policy to Deter Market Timing

      In accordance with the policy adopted by the Board of Trustees, the Fund discourages mutual fund market timing and requires the Fund's service providers to maintain adequate procedures designed to provide reasonable assurance that market timing activity will be identified and terminated. Mutual fund market timing involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing may disrupt portfolio management strategies, harm the performance of the Fund, dilute the value of Fund shares and increase brokerage and administrative costs.

      Pursuant to this policy, which applies to all accounts investing in the Fund, the Fund's service providers are specifically prohibited from knowingly opening accounts for the purpose of market timing in the Fund, entering client trades for the purpose of market timing, processing exchanges or switches for the purpose of market timing and assisting a shareholder in commingling multiple clients' funds in an omnibus account for the purpose of mutual fund market timing.

      The Fund's Chief Compliance Officer shall report any suspected market timing activity in the Trust promptly to the Board. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries. The Fund reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to declare and pay dividends from net investment income monthly. The Fund intends to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional shares unless you indicate in the account application or otherwise in writing that you want to have dividends and distributions paid in cash.

                               INVESTMENT ADVISOR

      CRAFund Advisors, Inc. is a registered investment adviser founded in November 1998, with headquarters at 1830 Main Street, Suite 204, Weston, Florida 33326.

      The Advisor was organized to provide investment advice to the Fund. It currently does not advise other regulated investment companies.

      Barbara VanScoy serves as Senior Portfolio Manager of the Fund. She has been a Principal of the Advisor and its Director of Research since the Fund commenced operations on August 30, 1999. As Senior Portfolio Manager, she is responsible for asset selection and compliance with portfolio objectives. Ms. VanScoy has 12 years experience in fixed-income securities.

      Alyssa Greenspan serves as Portfolio Manager of the Fund. She is responsible for asset allocation and performance reporting. Ms. Greenspan has been with the Advisor for over two years.

      Michelle Rogers serves as Trader for the Fund. She is responsible to securities transactions and cash management. Ms. Rogers has been with the Advisor for over a year.

      For more information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund, see the Statement of Additional Information.

      Under the terms of an investment advisory agreement, the Advisor, subject to the supervision of the Fund's Board of Trustees, will manage the investment operations of the Fund in accordance with the Fund's investment policies. For the fiscal year ended May 31, 2005, the Advisor received a fee of 0.50% of the Fund's average daily net assets. For the same period, the Advisor did not waive advisory fees.

      A discussion regarding the basis for the Board of Trustees' most recent approval of the Fund's investment advisory agreement with the Advisor is available in the Annual Report to Shareholders dated May 31, 2005.

      DISTRIBUTION PLAN

      The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The distribution plan allows the Fund to pay fees for the sale and distribution of its shares and for administrative support services. Because they are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the distribution plan, the Fund may pay Citco Mutual Fund Distributors, Inc., or any other person, up to 0.25% per year of the Fund's average daily net assets for activities primarily intended to result in sales of the Fund's shares and/or for administrative support services.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table presented below is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects the financial results for a single share in the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended May 31, 2005, 2004 and 2003 have been audited by Grant Thornton LLP, the Fund's independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders and is incorporated by reference into the Statement of Additional Information (the "SAI"). The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended May 31, 2002 and 2001 was audited by the Fund's former independent registered public accounting firm.

                         The Community Reinvestment Act
                            Qualified Investment Fund

---------------------------------------------------------------------------------------------------------------------------------
                                  For the Year         For the Year       For the Year        For the Year        For the Year
                                     Ended                Ended              Ended                Ended              Ended
                                  May 31, 2005        May 31, 2004        May 31, 2003        May 31, 2002        May 31, 2001
                                  ------------        ------------        ------------        ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,                   $10.49              $11.14              $10.39               $10.24             $9.77
Beginning of Period
---------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income        0.39(a)                0.39                0.48                 0.53              0.58
---------------------------------------------------------------------------------------------------------------------------------
     Net realized and             0.26(a)              (0.56)                0.75                 0.19              0.47
     unrealized gain (loss)
     on investments
---------------------------------------------------------------------------------------------------------------------------------
        Total from                   0.65              (0.17)                1.23                 0.72              1.05
        investment
        operations
---------------------------------------------------------------------------------------------------------------------------------
Distributions from:
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income         (0.39)              (0.39)              (0.48)               (0.53)            (0.58)
---------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gains                 -              (0.09)                   -               (0.04)                 -
---------------------------------------------------------------------------------------------------------------------------------
Total Distribution                 (0.39)              (0.48)              (0.48)               (0.57)            (0.58)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of            $10.75              $10.49              $11.14               $10.39            $10.24
Period
---------------------------------------------------------------------------------------------------------------------------------
Total Return                        6.25%             (1.61)%              12.11%                7.12%            10.96%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of           $619,986            $466,759            $308,092             $171,193           $44,116
    period (in 000's)
---------------------------------------------------------------------------------------------------------------------------------
    Ratio of expenses to
    average net assets:
---------------------------------------------------------------------------------------------------------------------------------
       Before advisory fee          0.96%               0.99%               1.02%                1.25%             2.34%
       waiver
---------------------------------------------------------------------------------------------------------------------------------
       After advisory fee           0.96%               0.99%               1.00%                1.00%             1.00%
       waiver
---------------------------------------------------------------------------------------------------------------------------------
    Ratio of net
    investment income to
    average net assets:
---------------------------------------------------------------------------------------------------------------------------------
       Before advisory fee          3.66%               3.65%               4.48%                5.04%             4.84%
       waiver
---------------------------------------------------------------------------------------------------------------------------------
       After advisory fee           3.66%               3.65%               4.50%                5.29%             6.18%
       waiver
---------------------------------------------------------------------------------------------------------------------------------
    Portfolio turnover rate        14.35%              54.04%              70.60%              104.65%            59.32%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Based on the average daily number of shares outstanding during the year.

                                SERVICE PROVIDERS

Investment Advisor:
         CRAFund Advisors, Inc.
         1830 Main Street, Suite 204
         Weston, Florida 33326

Administrator:
         Citco Mutual Fund Services, Inc.
         P.O. Box C-1100
         Southeastern, PA 19398-1100

Legal Counsel:
         Drinker Biddle & Reath LLP
         18th and Cherry Streets
         Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm:
         Grant Thornton LLP
         60 Broad Street
         New York, NY 10004

Custodian:
         Wachovia Bank
         1339 Chestnut Street
         Philadelphia, PA 19101-7618

                         WHERE TO FIND MORE INFORMATION

      You will find more information about the Fund in the following documents:

Annual and semi-annual reports

      The Fund's annual and semi-annual reports contain more information about the Fund. In the Fund's annual report, you will find a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

      The SAI contains detailed information about the Fund and its policies. By law, it is incorporated by reference into (considered to be part of) this prospectus.

      You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling the Advisor toll-free at 1-877-272-1977 or writing to:

            The Community Reinvestment Act Qualified Investment Fund c/o CRAFund Advisors, Inc.
            1830 Main Street, Suite 204
            Weston, FL 33326

or on the Internet at www.CRAFUND.com.

      You can write to the Securities and Exchange Commission ("SEC") Public Reference Section and ask them to mail you information about the Fund, including the SAI. The SEC will charge you a duplicating fee for this service. You can also visit the Public Reference Room to review and copy the documents. For information about the operation of the Public Reference Room, call the SEC.

            Public Reference Section of the SEC
            Washington, DC  20549-0102
            202-942-8090

      Reports and other information about the Fund are also available on the SEC's Edgar database at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov

The Fund's Investment Company Act File No. is 811-09221.

            THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2005

      This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus for The Community Reinvestment Act Qualified Investment Fund, dated October 1, 2005. You may obtain a copy of the Prospectus and Annual Report to Shareholders dated May 31, 2005 (the "Annual Report"), free of charge, by writing to The Community Reinvestment Act Qualified Investment Fund, c/o CRAFund Advisors, Inc., 1830 Main Street, Suite 204, Weston, FL 33326, by toll-free phone request at 1-877-272-1977, or on the Internet at www.CRAFund.com.

      The audited financial statements and related report of Grant Thornton LLP contained in the Annual Report are incorporated herein by reference in the Section "Financial Statements." No other portion of the Annual Report is incorporated by reference.

                                                TABLE OF CONTENTS
                                                                                                               Page

DEFINED TERMS....................................................................................................1

THE FUND AND ITS SHARES..........................................................................................1

INVESTMENT POLICIES AND RESTRICTIONS.............................................................................3

         Investment Quality......................................................................................3

         U.S. Government Agency Securities.......................................................................3

         Zero Coupon Bonds.......................................................................................3

         Repurchase Agreements and Reverse Repurchase Agreements.................................................3

         Taxable Municipal Bonds.................................................................................4

         Investment Company Securities...........................................................................5

         Other Securities........................................................................................5

         Securities Lending......................................................................................5

         Liquidity...............................................................................................5

         Illiquid Securities.....................................................................................5

         Investment Restrictions.................................................................................6

         Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings..........................7

INVESTMENT ADVISOR...............................................................................................9

PROXY VOTING POLICIES...........................................................................................12

TRUSTEES AND OFFICERS...........................................................................................12

PERFORMANCE INFORMATION.........................................................................................17

NET ASSET VALUE.................................................................................................18

TAX INFORMATION.................................................................................................18

PORTFOLIO TRANSACTIONS..........................................................................................19

DISTRIBUTOR.....................................................................................................20

DISTRIBUTION PLAN...............................................................................................20

CUSTODIAN.......................................................................................................21

OTHER INFORMATION...............................................................................................22

CODE OF ETHICS..................................................................................................23

COUNSEL ........................................................................................................23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................................................23

FINANCIAL STATEMENTS............................................................................................23

MISCELLANEOUS...................................................................................................23

APPENDIX A.....................................................................................................A-1

DEFINED TERMS

In this Statement of Additional Information, the terms listed below have the following meanings:

Advisor - CRAFund Advisors, Inc., investment adviser to the Fund.

CRA - The Community Reinvestment Act of 1977, as amended.

Fund or Trust - The Community Reinvestment Act Qualified Investment Fund.

1940 Act - The Investment Company Act of 1940, as amended.

Prospectus - The prospectus for the Fund as described on the front cover page of this Statement of Additional Information.

THE FUND AND ITS SHARES

The Fund was organized on January 15, 1999, as a business trust under the laws of the State of Delaware. The Fund is registered as an open-end, management investment company under the 1940 Act.

The Fund offers a single class of shares of beneficial interest. Shares when issued will be fully paid and nonassessable. All shares represent an equal proportionate interest in the assets belonging to the Fund (subject to the Fund's liabilities). Shareholders have no preemptive or other similar rights to subscribe to any additional shares of the Fund or other securities issued by the Fund or the Fund's Trustees.

Shareholders have the power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (b) with respect to any contract required by the 1940 Act to be approved by shareholders;
(c) with respect to termination of the Fund to the extent required by applicable law; (d) with respect to any plan adopted pursuant to Rule 12b-1 under the 1940 Act, and related matters, to the extent required by the 1940 Act; and (e) with respect to such additional matters relating to the Fund as may be required by the Fund's Agreement and Declaration of Trust, the Fund's by-laws or as the Trustees may consider necessary or desirable. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. The Agreement and Declaration of Trust permits the termination of the Trust or any series or class of the Trust by the Trustees without shareholder approval.

The Agreement and Declaration of Trust provides that the Trustees and officers, when acting in their capacity as such, will not be personally liable to any person other than the Fund or a beneficial owner for any act, omission or obligation of the Fund, or any Trustee or any officer of the Fund. Neither a Trustee nor an officer of the Fund shall be liable for any act or omission in his capacity as Trustee or as an officer of the Fund, or for any act or omission of any other officer or employee of the Fund or of any other person or party, provided that the Agreement and Declaration of Trust does not protect any Trustee or officer against any liability to the Fund or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer.

All dividends and other distributions will be distributed pro rata to the Fund's shareholders in proportion to the number of shares they held on the record date established for payment of the dividend or other distribution. In the event of a liquidation of the Fund, shareholders will be entitled to distribution of Fund assets remaining after the payment of all Fund liabilities. Such assets will be distributed to shareholders in proportion to the number of shares held by them.

The Fund may postpone the payment of redemption proceeds and may suspend the right of redemption during any period or at any time when and to the extent permissible under the 1940 Act. The Fund may redeem shares involuntarily if the Trustees determine that failure to do so may have materially adverse consequences to shareholders. In the event of an involuntary redemption, shareholders would have no further rights other than to receive the redemption price. In addition, the Fund may redeem some or all shares held by:

      (1) a shareholder whose account value is less than the minimum required investment amount as a result of redemptions;

      (2) all shareholders of the Fund if the value of all shares is less than the minimum amount established by the Board of Trustees; or

      (3) any shareholder to reimburse the Fund for any loss or expense it has sustained or incurred resulting from:

            (a) the shareholder's failure to make full payment for share purchases;

            (b) any defective redemption request;

            (c) indebtedness incurred in connection with facilitating (i) requests pending receipt of collected funds from investments sold on the date of the shareholder's redemption request, (ii) redemption requests when the shareholder has also notified the Fund of its intention to deposit funds in its account on the date of the redemption request, or (iii) the purchase of investments pending receipt of collected funds when the shareholder has notified the Fund of its intention to deposit funds in its accounts on the date of the purchase of the investments; or

            (d) a transaction effected for the benefit of the shareholder.

The Fund may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, the Fund has filed an election with the Securities and Exchange Commission ("SEC") to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

INVESTMENT POLICIES AND RESTRICTIONS

The following investment information supplements that set forth in the Prospectus, which describes the Fund's principal investment strategies and the types of securities in which the Fund primarily invests.

Investment Quality. The Fund invests primarily in securities rated in the highest rating category assigned by a nationally recognized statistical rating organization ("Rating Agency"), e.g., AAA by Standard & Poor's Ratings Group and/or Aaa by Moody's Investor Services, Inc. or which are deemed by the Advisor to be of comparable quality to securities so rated. The Fund may also invest up to 25% of its net assets in other "investment grade" securities that are rated in the second or third highest rating category assigned by a Rating Agency or which are deemed by the Advisor to be of comparable quality to securities so rated. See Appendix A for more information on the ratings of Rating Agencies.

U.S. Government Agency Securities. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association ("GNMA")), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association ("FNMA")), or (iii) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation ("FHLMC")). Other U.S. Government securities in which the Fund may purchase include, but are not limited to, Federal Housing Administration ("FHA") project loans. FHA project loans are mortgage loans insured by the FHA. Although many U.S. Government securities purchased by the Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Zero Coupon Bonds. The Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Repurchase Agreements and Reverse Repurchase Agreements. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered illiquid and will be subject to the Fund's 15% limit on investments in illiquid securities as stated below. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities until the repurchase date that are equal in value to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Taxable Municipal Bonds. The Fund may invest a significant amount in taxable municipal bonds that are designed primarily to finance community development. The two principal classifications of taxable municipal bonds which may be held by the Fund are "general obligation" bonds and "revenue" bonds. General obligation bonds are generally secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of taxable municipal bonds, both within a particular category and between categories, and the yields on taxable municipal bonds depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the taxable municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency represent its opinion as to the quality of taxable municipal bonds. It should be emphasized that these ratings are general and are not absolute standards of quality. Taxable municipal bonds with the same maturity, interest rate and rating may have different yields. Taxable municipal bonds of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of taxable municipal bonds may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

The payment of principal and interest on most taxable municipal bonds purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. An issuer's obligations under its taxable municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its taxable municipal securities may be materially adversely affected by litigation or other conditions.

Investment Company Securities. The Fund may invest in securities issued by other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Other Securities. As the universe of CRA-qualified securities expands, the Fund may purchase qualified securities that the Advisor believes are consistent with the achievement of the Fund's investment objective. The Fund and its shareholders will bear the risks associated with investments in any such securities. The Advisor will invest only in securities that meet the credit standards set forth in the Prospectus and this Statement of Additional Information and that the Advisor believes will not be inconsistent with the Fund's objective of providing financial institutions with investment test credit under the CRA.

Securities Lending. The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral will be subject to possible depreciation in value. The Fund will continue to accrue interest on the securities loaned and will also earn income on the loans. Any cash collateral received by the Fund will be invested in high quality, short-term money market instruments. Loans will generally be short term, will be made only to borrowers that the Advisor deems to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risk.

Liquidity. To maintain liquidity, the Fund may hold a portion of its net assets in repurchase agreements or other short-term instruments and/or cash. Under normal conditions, the Fund will hold no more than 10% of its net assets in such instruments.

Illiquid Securities. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Fund's Board of Trustees, that an adequate trading market exists for such securities.

Investment Restrictions. The following investment restrictions are fundamental policies of the Fund and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act (see "Miscellaneous" below):

The Fund will not:

      1. Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and may engage in reverse repurchase transactions to the extent permitted by the 1940 Act; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or, subject to any limitations imposed by the 1940 Act. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

      3. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      4. Purchase or sell real estate; except that the Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

      5. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, although this limitation does not apply to mortgage-backed securities; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia or any of their authorities, agencies, or instrumentalities (including U.S. Government-sponsored enterprises) or political subdivisions, including municipal bonds.

      6. Purchase or sell commodities or commodity contracts, or invest in futures contracts or options related thereto.

The Fund has also adopted the following restrictions which may be changed by the Board of Trustees without shareholder approval:

The Fund may not:

      7. Invest in companies for the purpose of exercising management or control.

      8.    Purchase foreign securities.

      9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

      10. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as is permitted by the 1940 Act.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

      The Fund has adopted policies and procedures describing the circumstances under which the Fund, the Advisor and Citco Mutual Fund Services, Inc., the Fund's administrator and transfer agent (collectively, the "Service Providers") may disclose information about the Fund's portfolio holdings. Notwithstanding such policies and procedures, any disclosures of the Fund's portfolio holdings must be consistent with the antifraud provisions of the federal securities laws and the fiduciary obligations of the Fund and the Service Providers.

      Neither the Fund nor any Service Provider will disclose the Fund's portfolio holdings information to any person other than in accordance with these policies and procedures. The principal Service Provider responsible for dissemination of information about the Fund's portfolio holdings is the Advisor.

      Generally, the Fund and its Service Providers may disclose portfolio holdings information to any entity or party after the information has become public. A Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund's public filings with the SEC, such as Form N-CSR or Form N-Q.

      Service Providers may also disclose portfolio holdings prior to the portfolio holdings information being filed with the SEC or posted on the Fund's webpage under certain limited circumstances. Portfolio holdings information may be provided to third party service providers of auditing, legal, custody, proxy voting and other services for the Fund, including rating and ranking organizations and executing broker/dealers. These third party service providers include (i) Wachovia Bank, the Fund's custodian, (ii) Grant Thornton LLP, the Fund's independent registered public accounting firm, (iii) Drinker Biddle & Reath LLP, counsel to the Fund, (iv) The Weinbach Group, the Fund's printer, and The Thomson Corporation, Morningstar Inc., Lipper and Standard & Poor's, the Fund's rating agencies. These third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Such third parties will receive portfolio holdings information only if the third party has executed a confidentiality agreement with the Fund or otherwise owes a duty of trust or confidence to the Fund or the Advisor, such as the Fund's legal counsel. In addition, portfolio holdings information may be provided to shareholders in connection with consideration relating to the CRA. Other than disclosure that is required under federal or state laws and regulations, shareholders are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In the event that the Fund or a Service Provider discloses the Fund's portfolio holdings to a selected third party for a legitimate business purpose that does not meet the foregoing criteria, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Fund, a Service Provider nor any of its affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund's portfolio holdings.

      With respect to the disclosure of portfolio holdings information, the Advisor is authorized to prepare and post to the Fund's website its portfolio holdings. Citco Mutual Fund Services, Inc., the Fund's transfer agent and administrator, is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Fund's portfolio holdings not referenced in the foregoing paragraphs, no disclosure may be made prior to such information becoming publicly disclosed unless: (i) the Fund has legitimate business purposes for doing so; (ii) the recipient has entered into a confidentiality agreement, which includes a duty not to trade on the nonpublic information; and
(iii) the Fund's President authorizes such disclosure after consultation with Fund counsel. The Fund's President will then notify the Board of the disclosure at the next regularly scheduled meeting of the Board.

      In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, shall be considered: (i) that any prior disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (ii) avoidance of any conflicts of interest between the interests of the Fund's shareholders and the Service Providers, the Fund's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities.

      The Advisor will notify the Board if disclosures are made concerning the Fund's portfolio holdings in contravention of these policies and procedures.

INVESTMENT ADVISOR

      The Advisor, located at 1830 Main Street, Suite 204, Weston, FL 33326, was organized under the laws of the State of Delaware as an investment advisory corporation in 1998. The Advisor is also registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.

      David K. Downes, President of the Fund and President and CEO of the Advisor, is an affiliated person of both the Fund and the Advisor.

      The ownership of the Advisor is as follows: Trust for the benefit of David Zwick, Peter Cooper trustee, 28.4%; Trust for the benefit of Patricia Cohen, Audrey Cohen trustee, 14.8%. Trust for the benefit of Todd Cohen, Barbara VanScoy trustee, 28.4%; Trust for the benefit of Peter Cooper, Evan Brody trustee, 28.4%.

      The Advisor provides investment advisory services to the Fund pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund and implements such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as the Advisor may select.

      For the services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. For the fiscal year ended May 31, 2003, the Advisor was paid $1,123,844 (net of waivers) in advisory fees. For the same period, the Advisor waived $58,500 in advisory fees. For the fiscal year ended May 31, 2004, the Advisor was paid $1,867,887 (net of waivers) in advisory fees. For the same period, the Advisor waived $0 in advisory fees. For the fiscal year ended May 31, 2005, the Adviser was paid $2,705,686 (net of waivers) in advisory fees. For the same period, the Advisor waived $0 in advisory fees.

      The Advisor has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.00% for the period commencing on the date of this statement of additional information and ending May 31, 2006. The Advisor has contractually agreed not to recoup amounts previously waived or reimbursed to the extent that actual fees and expenses are less than the annual rate of 1.00% of the Fund's average daily net assets.

      The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

      The Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Board of Trustees, or by a vote of the majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Manager - Other Accounts Managed by the Portfolio Manager

---------------------------------------------------------------------------------------------
                     Number of Other Accounts Managed and Total Assets by Account Type*

---------------------------------------------------------------------------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles          Accounts
---------------------------------------------------------------------------------------------
                       Number                 Number                 Number
                         of       Assets        of       Assets        of        Assets
                      Accounts    Managed    Accounts    Managed    Accounts     Managed
---------------------------------------------------------------------------------------------
CRA Qualified
Investment Fund
---------------------------------------------------------------------------------------------
   Barbara VanScoy       --        --           --          --         1            $20MM
---------------------------------------------------------------------------------------------
   Alyssa Greenspan      --        --           --          --         1            $20MM
---------------------------------------------------------------------------------------------
   Michelle Rogers       --        --           --          --         1            $20MM
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                     Number of Accounts and Total Assets for Which Advisory Fee is
                     Performance Based*
---------------------------------------------------------------------------------------------
Name of                    Registered
Portfolio                  Investment            Other Pooled                Other
Manager                    Companies          Investment Vehicles          Accounts
---------------------------------------------------------------------------------------------
                       Number                 Number                 Number
                         of       Assets        of       Assets        of        Assets
                      Accounts    Managed    Accounts    Managed    Accounts     Managed
---------------------------------------------------------------------------------------------
CRA Qualified
Investment Fund
---------------------------------------------------------------------------------------------
   Barbara VanScoy       --         --         --           --           --          --
---------------------------------------------------------------------------------------------
   Alyssa Greenspan      --         --         --           --           --          --
---------------------------------------------------------------------------------------------
   Michelle Rogers       --         --         --           --           --          --
---------------------------------------------------------------------------------------------

* This information is current as of May 31, 2005.

Portfolio Manager - Compensation

      Ms. VanScoy's total compensation is based on the total net assets of the Fund under management (up to $400 million), with any compensation for assets of the Fund under management over $400 million at the discretion of the Advisor. Ms. VanScoy is paid an annual bonus that accounts for less that 10% of her total compensation and that is paid based on the overall profitability of the Advisor. Alyssa Greenspan and Michelle Rogers are paid fixed salaries, with annual bonuses that account for less than 10% of their total compensation and that are paid based on the overall profitability of the Advisor.

Portfolio Manager - Portfolio Manager's Ownership of Securities in the Fund

--------------------------------------------------------------------------------
                                  Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager         Owned by Portfolio Manager*
--------------------------------------------------------------------------------
CRA Qualified Investment Fund
--------------------------------------------------------------------------------
   Barbara VanScoy                None
--------------------------------------------------------------------------------
   Alyssa Greenspan               None
--------------------------------------------------------------------------------
   Michelle Rogers                None
--------------------------------------------------------------------------------

* This information is current as of May 31, 2005.

PROXY VOTING POLICIES

The Board of Trustees has delegated the responsibility for voting proxies to the Advisor. The Advisor's Proxy Voting Policies and Procedures (the "Policies") require that the Advisor vote proxies received in a manner consistent with the best interests of the Trust's portfolio and its shareholders. The Advisor maintains records with respect to proxy voting as is required by applicable law. Proxy voting authority rests with the portfolio manager (the "Proxy Administrator").

The Advisor may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Advisor determines that there is any possibility that the vote may involve a material conflict of interest, the Proxy Administrator shall consult with the President of the Board of the Advisor who may then, among of things, (i) hire an independent third party (or request a disinterested trustee of the Trust when voting securities held by the Trust) to make the voting recommendation to the Advisor or (ii) suggest that the client engage another party to determine how the proxies should be voted. In all such cases, the Advisor will take steps designed to ensure that the decision to vote the proxies was based on the client's best interest and was not a product of the conflict.

The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling toll-free at 1-877-272-1977 and on the SEC's website at www.sec.gov.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                          Number of
                                                                                         Portfolios in        Other
                             Position(s)     Served in                                   Fund Complex     Directorships
                              Held with      Position       Principal Occupation(s)        Overseen          Held by
Name, Address and Age(1)      the Trust      Since(2)         During Past 5 Years        by Trustee(3)      Trustee(4)
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
John E. Taylor              Chairman of       6/1/99      President and Chief                  1         None
Age 55                      the Board                     Executive Officer, National
                            and Trustee                   Community Reinvestment
                                                          Coalition, January 1992 to
                                                          present.

Burton Emmer                Trustee           6/1/99      Assistant to Chief                   1         None
Age 67                                                    Executive Officer, CHS
                                                          Electronics, Inc., October
                                                          1998 to December 2000;
                                                          Partner, Grant Thornton LLP
                                                          (certified public
                                                          accountants), August 1979
                                                          to August 1998.

Heinz Riehl                 Trustee           6/1/99      President, Riehl World               1         None
Age 69                                                    Training & Consulting, Inc.
                                                          (bank consulting),
                                                          1996 to present;
                                                          Faculty Member, New
                                                          York University,
                                                          1982 to present.

Irvin M. Henderson          Trustee           6/26/00     President and CEO,                   1         None
Age 49                                                    Henderson & Company, 1993
                                                          to present.

Robert O. Lehrman           Trustee           9/29/00     Self-employed attorney and           1         None
Age 70                                                    business consultant from
                                                          January 1997 to present.
                                                          Director, Community Capital
                                                          Bank, New York, NY.

OFFICERS
David K. Downes             President         1/29/04     President and Chief                 N/A              N/A
c/o CRAFund Advisors, Inc.                                Executive Officer, CRAFund
1830 Main Street                                          Advisors, Inc. since
Suite 204                                                 January 2004;  President
Weston, FL 33326                                          and CEO of Delaware Family
Age 65                                                    of Funds and COO of
                                                          Delaware Investments from
                                                          1997 to August 2003.

                                                                                          Number of
                                                                                         Portfolios in        Other
                             Position(s)     Served in                                   Fund Complex     Directorships
                              Held with      Position       Principal Occupation(s)        Overseen          Held by
Name, Address and Age(1)      the Trust      Since(2)         During Past 5 Years        by Trustee(3)      Trustee(4)
-------------------------------------------------------------------------------------------------------------------------
Paul Giorgio                Treasurer         4/8/05      Chief Financial Officer,            N/A              N/A
83 General Warren                                         Citco Mutual Fund Services,
Boulevard, Suite 200                                      Inc., since May 2001.
Malvern, PA 19355                                         Chief Financial Officer,
Age 42                                                    Quaker Securities, Inc. ,
                                                          from 2000-2001.  Chief
                                                          Financial Officer,
                                                          Declaration Service
                                                          Company, from 1997 to 2001.

Timothy Richards, J.D.,     Chief             9/1/04      General Counsel and Chief           N/A              N/A
LL.M.                       Compliance                    Compliance Officer, CRAFund
111 Mapleflower Road        Officer                       Advisors, Inc. since
Glenmore, PA 19343                                        September 1, 2004; General
Age 40                                                    Counsel, Quaker Funds, Inc.
                                                          since September
                                                          2003; Chief
                                                          Compliance Officer,
                                                          Quaker Investment
                                                          Trust, since March
                                                          2004; Chief Trust
                                                          Officer, Millennium
                                                          Bank 2001-2003;
                                                          Director of Wealth
                                                          Management Group,
                                                          Millennium Bank
                                                          2000-2003; Senior
                                                          Manager, Vanguard
                                                          Fiduciary Trust
                                                          Company, 1998-2000.

Michael P. Malloy           Secretary         6/1/99      Partner, Drinker Biddle &           N/A              N/A
Drinker Biddle & Reath LLP                                Reath LLP (law firm) since
One Logan Square                                          1993.
18th and Cherry Sts.
Philadelphia, PA 19103
Age 46

-----------------
(1) Each Trustee may be contacted by writing to the Trustee, c/o CRAFund Advisors, Inc., 1830 Main Street, Suite 204, Weston, Florida 33326.
(2) Each Trustee holds office until he resigns, is removed or dies. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.
(3) The Fund Complex consists of the Trust. The Trust has one portfolio, the Fund.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Each trustee received a $16,000 retainer and $2,500 for each board meeting whether participation is in person or telephone. The annual Board Chair fee is $5,000, the annual Audit Committee Chair and financial expert fee is $3,500 and the annual fee for other Committee Chairs is $3,000. For the fiscal year ended May 31, 2005, the Trustees and Officers received aggregate fees, including expenses, of $166,249. Drinker Biddle & Reath LLP, of which Mr. Malloy is a partner, receives legal fees as counsel to the Fund. David K. Downes, an employee of the Advisor, does not receive compensation from the Trust for acting as President of the Trust. As of July 9, 2005, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

The table below sets forth the compensation that the disinterested Trustees of the Fund received for the fiscal year ended May 31, 2005. Trustees who are interested persons receive no compensation.

                                                           Pension or
                                       Aggregate       Retirement Benefits    Estimated Annual
Name of                              Compensation      Accrued as part of      Benefits Upon     Total Compensation
Person/Position                      from the Fund        Fund Expenses          Retirement       Paid to Trustees
---------------------------------------------------------------------------------------------------------------------
D. Keith Cobb(1)                          $5,500             $0                    $0                   $5,500
Trustee

Burton Emmer                             $23,000             $0                    $0                  $23,000
Trustee

Heinz Riehl                              $24,500             $0                    $0                  $24,500
Trustee

John E. Taylor                           $20,500             $0                    $0                  $20,500
Trustee

Irvin M. Henderson                       $21,750             $0                    $0                  $21,750
Trustee

Robert Orrin Lehrman                     $23,000             $0                    $0                  $23,000
Trustee

--------------------------------
(1) Mr. Cobb resigned as a trustee on July 20, 2004.

Trustee Ownership of Fund Shares

As of December 31, 2004, none of the Trustees owned any shares of the Fund.

Standing Board Committees

The Board of Trustees has established four committees, i.e., Audit, Valuation, Governance and CRA Compliance.

The Audit Committee annually considers the engagement and compensation of the Trust's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. Mr. Emmer is the Chairman of the Audit Committee and Messrs. Riehl and Lehrman are members of the Committee. The Audit Committee met four times during the fiscal year ended May 31, 2005.

The Governance Committee is responsible for (1) the selection and nomination of candidates to serve as trustees, committee members, chairs and officers of the Fund; (2) reviewing and recommending the level of compensation for the independent trustees; and (3) oversight of all other Trust governance issues. Mr. Lehrman is Chairman of the Governance Committee and Messrs. Henderson and Taylor are members of the Committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust's Secretary. The Governance Committee met four times during the fiscal year ended May 31, 2005.

The Valuation Committee is responsible for the review of pricing and valuation issues. Mr. Riehl is the Chairman of the Valuation Committee and Mr. Emmer is a member of the Committee. The Valuation Committee met four times during the fiscal year ended May 31, 2005.

The CRA Compliance Committee is responsible for the review of the Trust's CRA compliance issues. Mr. Henderson is Chairman of the CRA Compliance Committee and Messrs. Taylor and Riehl are members of the Committee. The CRA Compliance Committee met four times during the fiscal year ended May 31, 2005.

PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:  T=[ERV/P)-1]1/n

Where:          T = average annual total return
                P = a hypothetical initial investment of $1,000 n = number of years
                ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the applicable period

The formula for calculating Aggregate Total Return is as follows:

                Aggregate Total Return = [(ERV/P) - 1]

Based on the foregoing calculations, the Fund's Average Annual Total Return for the one year period ended May 31, 2005 was (6.25)%. The Fund's Aggregate Total Return from the date of initial public offering (August 30, 1999) through May 31, 2005 was 6.17%.

The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Based on the foregoing calculations, the Fund's 30-day yield for the 30-day period ended May 31, 2005 was 3.99%.

The Fund imposes no sales charges. Income taxes are not taken into account. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below, (2) one or more benchmark indices, or (3) other appropriate indices of investment securities or with data developed by the Advisor derived from such indices. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications.

In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio manager(s) of the Fund and may include quotations attributable to the portfolio manager(s) describing approaches taken in managing the Fund's investments, research methodology, underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments. In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

NET ASSET VALUE

The net asset value per share of the Fund is calculated by dividing the total value of the fund's assets after subtracting liabilities by the number of shares outstanding. The Fund's portfolio securities are valued at market value based on dealer bid quotations. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund's Board of Trustees.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." For 2005-2006, the withholding rate is 28%.

PORTFOLIO TRANSACTIONS

Debt securities are generally traded in the over-the-counter market. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (mark-up). In some instances, the Advisor feels that better prices are available from non-principal market makers that are paid commissions directly.

Decisions to buy and sell securities for the Fund are made by the Advisor subject to overall review by the Fund's Board of Trustees. The Advisor places orders pursuant to its investment determinations for the Fund either directly with the issuer or with a broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Advisor uses its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. When the Fund purchases or sells securities through brokers on an agency basis, in evaluating the best overall terms available, and in selecting the broker to execute a particular transaction, the Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. The Advisor is authorized to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to the Fund.

The Advisor will make investment decisions for the Fund independently from those of other clients of the Advisor. However, the same security may be held in the portfolio of the Fund and one or more other clients when the same security is believed suited for the investment objectives of the Fund and such other client(s). Should two or more clients of the Advisor simultaneously be engaged in the purchase or sale of the same security, to the extent possible, the transactions will be allocated as to price and amount in a manner fair and equitable to each client and the Fund.

The Advisor may execute portfolio transactions through Citco Mutual Fund Distributors, Inc. ("CMFD") which is the Fund's distributor. Such transactions will be subject to the requirements of applicable law and will be reviewed by the Fund's Board of Trustees. CMFD may not engage in portfolio transactions with the Fund when it acts as principal.

DISTRIBUTOR

CMFD, located at P.O. Box C-1100, Southeastern, PA 19398-1100, serves as principal underwriter for the Fund's shares.

Shares of the Fund are sold on a continuous basis. The distribution agreement between the Fund and CMFD requires CMFD to use all reasonable efforts in connection with the distribution of the Fund's shares. However, CMFD has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan authorizes the Fund to pay CMFD or another person annual fees of up to 0.25% of the average daily net assets of the Fund in consideration for distribution and other services and the assumption of related expenses. Amounts paid to CMFD may be used to cover expenses that are related to
(a) distribution of the Fund's shares, (b) ongoing servicing and/or maintenance of the accounts of the Fund's shareholders, (c) payments to institutions for selling the Fund's shares, and (d) sub-transfer agency, sub-accounting, administrative or similar services related to the Fund's shares. The Fund may pay CMFD the full fee provided for by the Distribution Plan even if CMFD's costs for providing its services are less than the full amount.

The Distribution Plan has been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related thereto (the "Disinterested Trustees"). In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders. The Distribution Plan may be terminated by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. Any amendment to materially increase the costs that the Fund's shares bear under the Distribution Plan requires approval by a majority of the outstanding voting shares (as defined in the 1940 Act). For so long as the Distribution Plan is in effect, selection and nomination of Disinterested Trustees will be committed to the discretion of the Disinterested Trustees. Any agreement related to the Distribution Plan may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

The Adviser has and may enter into selling agreements with broker/dealers. Under the selling agreements, the Adviser makes an initial annual payment to the broker/dealer based on the aggregate net asset value of Fund shares owned of record or beneficially by the broker/dealers' customers on the date the shares are purchased. After the first twelve months, the Adviser pays broker/dealers quarterly payments, based on the aggregate net asset value of the shares owned of record or beneficially by the broker/dealers' customers at the end of the quarter. The Adviser then recovers from the Fund under the Fund's 12b-1 Plan the amounts paid by the Adviser to broker/dealers.

The Fund entered into agreements related to its Distribution Plan with the National Community Reinvestment Coalition ("NCRC") of which John Taylor, a Trustee of the Fund, is president and chief executive officer, and Irvin M. Henderson, also a Trustee of the Fund, is a member of the NCRC Board of Directors. NCRC was paid $87,500 pursuant to an agreement dated November 3, 2000, which terminated December 31, 2002. NCRC was paid $175,000 pursuant to an agreement dated January 1, 2003, which terminated December 31, 2004.

Prior to September 29, 2003, InCap Securities, formerly known as Declaration Distributors, Inc., served as the Fund's distributor. For the fiscal year ended May 31, 2003, the Fund incurred $591,172 for distribution expenses, all of which was paid to third parties. InCap Securities received $9,000 for the fiscal year ended May 31, 2003. For the fiscal year ended May 31, 2004, the Fund incurred $933,944 for distribution expenses, all of which was paid to third parties. InCap Securities received $4,000 for the fiscal year ended May 31, 2004. For the fiscal year ended May 31, 2005, the Fund incurred $1,352,791 for distribution expenses, all of which was paid to third parties. CMFD is entitled to an annual fee of $12,000. CMFD received $8,000 for the fiscal year ended May 31, 2004 and $12,000 for the fiscal year ended May 31, 2005.

CUSTODIAN

Wachovia Bank (the "Custodian"), with offices at 123 South Broad Street, Philadelphia, PA 19109, acts as custodian for the Fund. As such, the Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The Custodian does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

SERVICING AGENT

Citco Mutual Fund Services, Inc. ("CMFS"), with principal business offices at P.O. Box C-1100, Southeastern, PA 19398-1100, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Fund pursuant to a mutual fund services agreement (the "Services Agreement"). Under the Services Agreement, CMFS is responsible for a wide variety of functions, including but not limited to:

o     Fund accounting services
o     Financial statement preparation
o     Valuation of the Fund's portfolio securities

o     Pricing the Fund's shares
o     Assistance in preparing tax returns
o     Preparation and filing of required regulatory reports
o     Communications with shareholders
o     Coordination of Board and shareholder meetings
o     Monitoring the Fund's legal compliance
o     Maintaining shareholder account records

Under the Services Agreement, the Fund pays CMFS for Fund accounting and administration services at the annual rate of 0.075% of the first $250 million of average annual assets, plus 0.05% of average annual assets in excess of $250 million.

InCap Service Company ("ISC") served as the Fund's Administrator for the period from December 5, 2001 through September 28, 2003. For the fiscal year ended May 31, 2003, the Fund paid ISC $165,761. For the fiscal year ended May 31, 2004, the Fund paid ISC $65,803 and CMFS $174,917. For the fiscal year ended May 31, 2005, the Fund paid CMFS $333,060.

OTHER INFORMATION

The Advisor may pay, out of its own assets, compensation to authorized dealers, service organizations and other financial intermediaries ("Intermediaries") in connection with the sale and distribution of shares of the Fund and/or servicing of these shares. These payments ("Additional Payments") would be in addition to the payments by the Fund described in the Fund's Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Advisor may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Advisor may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Advisor may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Advisor may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations.

CODE OF ETHICS

The Fund and Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

COUNSEL

Drinker Biddle & Reath LLP (of which Michael P. Malloy, Secretary of the Fund, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, is counsel to the Fund and will pass upon certain legal matters on its behalf.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, with offices at 60 Broad Street, New York, NY 10004, serves as the Fund's independent registered public accounting firm.

FINANCIAL STATEMENTS

The Fund's Annual Report to Shareholders for the fiscal period ended May 31, 2005 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information. The Financial Statements and financial highlights for the fiscal years ended May 31, 2005, 2004 and 2003 included in such Annual Report have been audited by Grant Thornton LLP, the Fund's independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Financial Statements for the fiscal years ended May 31, 2002 and 2001 were audited by the Fund's former independent registered public accounting firm.

MISCELLANEOUS

As used in this Statement of Additional Information and in the Fund's Prospectus, a majority of the outstanding shares of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

As of July 9, 2005, the following institution owned of record 5% or more of the Fund's outstanding shares:

Name and Address             Amount of Shares Owned     Percentage of Fund Owned
----------------             ----------------------     ------------------------

Hudson United Bank               $40,228,507.55                   6.43%
1000 MacArthur Blvd.
Mahwah, NJ  07430

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - Short-term debt rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases, it differs from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

      CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      Rating Outlook: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

Moody's

      Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG") or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

Fitch

      Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      Rating Trends: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      Rating Actions: In addition to confirming or changing ratings, other DBRS rating actions include:

      (1) Suspended Ratings. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) Discontinued Ratings. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) Ratings "Under Review." In practice, DBRS maintains continuous surveillance of the entities it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

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Municipal Note Ratings

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, information or based on other circumstances.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.